Acquisitions, Joint-Venture Funding and Divestiture (Tables)	3 Months Ended
Mar. 31, 2013
Business Combinations [Abstract]
Schedule of Pro Forma Results of Operations
The following unaudited pro forma financial information presents a summary of the Company’s consolidated results of operations for the three months ended March 31, 2013, assuming the Berry acquisition had been completed as of January 1, 2013, including adjustments to reflect the values assigned to the net assets acquired:

Three Months Ended March 31, 2013
(in thousands, except per unit amounts)

Total revenues and other	$645,209
Total operating expenses	$669,912
Net loss	$(157,320)

Net loss per unit:
Basic	$(0.49)
Diluted	$(0.49)